422 Fleming Street, Suite 7

Key West, FL 33040

866-862-1719 (P) & (F)

June 13, 2016

Securities and Exchange Commission	VIA EDGAR

450 Fifth Street, N.W.

Judiciary Plaza

Washington, D.C. 20548

Attn: Division of Investment Management

Re:	American Pension Investors Trust, File Nos. 811-04262 and 002-96538

Ladies and Gentlemen:

Pursuant to the requirements of Rule 497 promulgated under the Securities Act of 1993, as amended, we are, on behalf of American Pension Investors Trust (the “Trust”), filing the attached document solely for the purpose of filing required XBRL searchable format information as required by applicable rule. We represent that the filing otherwise fulfills all requirements specified in paragraph (b)(1) of Rule 485(b), and that no material event requiring disclosure in the prospectus, other than those listed in paragraph (b)(1) of Rule 485(b), or one for which the Commission has approved a filing under paragraph (b)(1)(vii) of the Rule, has occurred since the effective date of the Trust’s most recent post-effective amendment to its registration statement which included a prospectus.

This filing contains conformed signature pages, the manually signed originals of which are maintained at the offices of the Trust. Please direct any comments regarding the filing to me at the above-listed address and phone number. Thank you for your consideration.

Sincerely,

DRAKE COMPLIANCE, LLC

/s/ David D. Jones
DAVID D. JONES